July 1, 2008

          Supplement to the May 1, 2008 Statement of Additional Information for
                        Pioneer Variable Contracts Trust

Shareholders of the Pioneer VCT Portfolios (the "funds") recently approved a number of proposals intended to, among other things, streamline the operations of the funds. The following information supplements the Statement of Additional Information for Pioneer Variable Contracts Trust to reflect the approval of these proposals, and supersedes any contrary information:

MANAGEMENT OF THE FUND

           Effective May 13, 2008, the Board of Trustees of the funds are set forth below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Bock) serves as a Trustee of each of the 77 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock serves as Trustee of 76 of the 77 Pioneer Funds. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

------------------- ------------------ ------------------ ---------------------------------- -----------------------------
                                       Term of Office
Name, Age and       Position Held      and Length of      Principal Occupation During Past   Other Directorships Held by
Address             With the fund      Service            Five Years                         this Trustee
------------------- ------------------ ------------------ ---------------------------------- -----------------------------
--------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
--------------------------------------------------------------------------------------------------------------------------
------------------- ------------------ ------------------ ---------------------------------- -----------------------------
John F. Cogan,      Chairman of the    Trustee since      Deputy Chairman and a Director     None
Jr. (82)*           Board, Trustee     1982. Serves       of Pioneer Global Asset
                    and President      until a            Management S.p.A. ("PGAM");
                                       successor          Non-Executive Chairman and a
                                       trustee is         Director of Pioneer Investment
                                       elected or         Management USA Inc. ("PIM-USA");
                                       earlier            Chairman and a Director of
                                       retirement or      Pioneer; Chairman and Director
                                       removal.           of Pioneer Institutional Asset
                                                          Management, Inc. (since 2006);
                                                          Director of Pioneer Alternative
                                                          Investment Management Limited
                                                          (Dublin); President and a
                                                          Director of Pioneer Alternative
                                                          Investment Management (Bermuda)
                                                          Limited and affiliated funds;
                                                          Director of PIOGLOBAL Real
                                                          Estate Investment Fund (Russia)
                                                          (until June 2006); Director of
                                                          Nano-C, Inc. (since 2003);
                                                          Director of Cole Management Inc.
                                                          (since 2004); Director of
                                                          Fiduciary Counseling, Inc.;
                                                          President and Director of
                                                          Pioneer Funds Distributor, Inc.
                                                          ("PFD") (until May 2006);
                                                          President of all of the Pioneer
                                                          Funds; and Of Counsel, Wilmer
                                                          Cutler Pickering Hale and Dorr
                                                          LLP
------------------- ------------------ ------------------ ---------------------------------- -----------------------------
------------------- ------------------ ------------------ ---------------------------------- -----------------------------
Daniel K.           Trustee and        Trustee since      Director, CEO and President of     None
Kingsbury (49)*     Executive Vice     2007. Serves       Pioneer Investment Management
                    President          until a            USA Inc. (since February 2007);
                                       successor          Director and President of
                                       trustee is         Pioneer Investment Management,
                                       elected or         Inc. and Pioneer Institutional
                                       earlier            Asset Management, Inc. (since
                                       retirement or      February 2007); Executive Vice
                                       removal.           President of all of the Pioneer
                                                          Funds (since March 2007);
                                                          Director of Pioneer Global Asset
                                                          Management S.p.A. (since April
                                                          2007); Head of New Markets
                                                          Division, Pioneer Global Asset
                                                          Management S.p.A. (2000-2007)
------------------- ------------------ ------------------ ---------------------------------- -----------------------------
--------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
--------------------------------------------------------------------------------------------------------------------------
-------------------- ----------------- ------------------ ---------------------------------- -----------------------------
David R. Bock (64)   Trustee           Trustee since      Executive Vice President and       Director of Enterprise
                                       2005. Serves       Chief Financial Officer, I-trax,   Community Investment, Inc.
                                       until a            Inc. (publicly traded health       (privately-held affordable
                                       successor          care services company) (2004 -     housing finance company);
                                       trustee is         2007); Partner, Federal City       and Director of New York
                                       elected or         Capital Advisors (boutique         Mortgage Trust (publicly
                                       earlier            merchant bank) (1997 to 2004 and   traded mortgage REIT)
                                       retirement or      2008 - present); and Executive
                                       removal.           Vice President and Chief
                                                          Financial Officer, Pedestal Inc.
                                                          (internet-based mortgage trading
                              company) (2000-2002)

-------------------- ----------------- ------------------ ---------------------------------- -----------------------------
-------------------- ----------------- ------------------ ---------------------------------- -----------------------------
Mary K. Bush (60)    Trustee           Trustee since      President, Bush International,     Director of Brady
                                       1997. Serves       LLC (international financial       Corporation (industrial
                                       until a            advisory firm)                     identification and
                                       successor                                             specialty coated material
                                       trustee is                                            products manufacturer);
                                       elected or                                            Director of Briggs &
                                       earlier                                               Stratton Co. (engine
                                       retirement or                                         manufacturer); Director of
                                       removal.                                              UAL Corporation (airline
                                                                                             holding company);
                                                                                             Director of Mantech
                                                                                             International Corporation
                                                                                             (national security,
                                                                                             defense, and
                                                                                             intelligence technology firm);
                                                                                             and Member, Board of
                                                                                             Governors, Investment
                                                                                             Company Institute
-------------------- ----------------- ------------------ ---------------------------------- -----------------------------
-------------------- ----------------- ------------------ ---------------------------------- -----------------------------
Benjamin M.          Trustee           Trustee since      Professor, Harvard                 Trustee, Mellon
Friedman (63)                          May 2008. Serves   University                         Institutional Funds
                                       until a                                               Investment Trust and Mellon
                                       successor                                             Institutional Funds Master
                                       trustee is                                            Portfolio (oversees 17
                                       elected or                                            portfolios in fund complex)
                                       earlier
                                       retirement or
                                       removal.
-------------------- ----------------- ------------------ ---------------------------------- -----------------------------
-------------------- ----------------- ------------------ ---------------------------------- -----------------------------
Margaret B.W.        Trustee           Trustee since      Founding Director,                 None
Graham (61)                            1990. Serves       Vice-President and Corporate
                                       until a            Secretary, The Winthrop Group,
                                       successor          Inc. (consulting firm); and
                                       trustee is         Desautels Faculty of Management,
                                       elected or         McGill University
                                       earlier
                                       retirement or
                                       removal.
-------------------- ----------------- ------------------ ---------------------------------- -----------------------------
-------------------- ----------------- ------------------ ---------------------------------- -----------------------------
Thomas J. Perna      Trustee           Trustee since      Private investor (2004 -           Director of Quadriserv Inc.
(57)                                   2006. Serves       present); and Senior Executive     (technology products for
                                       until a            Vice President, The Bank of New    securities lending
                                       successor          York (financial and securities     industry)
                                       trustee is         services) (1986 - 2004)
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
-------------------- ----------------- ------------------ ---------------------------------- -----------------------------
-------------------- ----------------- ------------------ ---------------------------------- -----------------------------
Marguerite A.        Trustee           Trustee since      President and Chief Executive      Director of New America
Piret (60)                             1982. Serves       Officer, Newbury, Piret &          High Income Fund, Inc.
                                       until a            Company, Inc. (investment          (closed-end investment
                                       successor          banking firm)                      company)
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
-------------------- ----------------- ------------------ ---------------------------------- -----------------------------
-------------------- ----------------- ------------------ ---------------------------------- -----------------------------
John Winthrop (72)   Trustee           Trustee since      President, John Winthrop & Co.,    None
                                       1985. Serves       Inc. (private investment firm)
                                       until a
                                       successor
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
-------------------- ----------------- ------------------ ---------------------------------- -----------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

            The fund entered into an amended and restated management agreement with Pioneer Investment Management, Inc. ("Pioneer"), effective July 1, 2008, pursuant to which Pioneer continues to act as the fund's investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. There is no decrease in services and no increase in management fees under the amended and restated management agreement.

            As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

            The Trustees' approval of and the terms, continuance and termination of the amended and restated management agreement are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the amended and restated management agreement, Pioneer assumes no responsibility other than to render the services called for under the amended and restated management agreement, in good faith, and Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the fund. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the amended and restated management agreement. The amended and restated management agreement requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the amended and restated management agreement, and except as specifically stated therein, Pioneer is not responsible for any of the fund's ordinary and extraordinary expenses.

           Manager of Managers Exemptive Order. Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.

ADMINISTRATOR

            The fund entered into an amended and restated administration agreement with Pioneer, effective July 1, 2008, pursuant to which Pioneer continues to act as the fund's administrator, performing certain accounting, administration and legal services for the fund. There is no decrease in services and no increase in fees under the amended and restated administration agreement.

            Under the terms of the amended and restated administration agreement with the fund, Pioneer pays or reimburses the fund for expenses relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), Pioneer Investment Management USA Inc. or Pioneer Funds Distributor, Inc.; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any; (m) fees payable by the fund under management agreements and the administration agreement; and (n) extraordinary expenses. The fund shall also assume and pay any other expense that the fund, Pioener or any other agent of the fund may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.

FUNDAMENTAL INVESTMENT POLICIES

           Effective July 1, 2008, the fund has adopted the following fundamental investment policies:


           (1) The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.


           (2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.


           (3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.


           (4) The fund may not issue senior securities except as permitted by
           (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.


           (5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.


           (6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.


           For all funds except Pioneer Real Estate Shares VCT Portfolio and Pioneer Money Market VCT Portfolio:


           (7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not make any investment if, as a result, the fund's investments will be concentrated in any one industry.


           For Pioneer Real Estate Shares VCT Portfolio:


           (7) Except the real estate industry or as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not make any investment if, as a result, the fund's investments will be concentrated in any one industry.


           For Pioneer Money Market VCT Portfolio:


           (7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not make any investment if, as a result, the fund's investments will be concentrated in any one industry, except the fund may invest without limitation in obligations issued by banks.


           Investment Objective: Effective July 1, 2008, the fund's investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

DESCRIPTION OF TRUST

           Effective July 1, 2008, the fund's operations are governed by the Amended and Restated Agreement and Declaration of Trust (referred to in this section as the declaration).


           The fund is a series of a Delaware statutory trust.
Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth declaration. Some of the more significant provisions of the declaration are described below.


Shareholder Voting


           The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the trust into other entities, reorganize the trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.


           The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the Board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.


Election and Removal of Trustees


           The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the Board or by a majority of the outstanding shareholders of the trust.


Amendments to the Declaration


           The trustees are authorized to amend the declaration without the vote of shareholders, subject to the limitations imposed by the 1940 Act, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.


Issuance and Redemption of Shares


           The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder's shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.


Disclosure of Shareholder Holdings


           The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.


Small Accounts


           The declaration provides that the fund may close out a shareholder's account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.


Series and Classes


           The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.


           Each share of the fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.


Shareholder, Trustee and Officer Liability


           The declaration provides that shareholders are not personally liable for the obligations of the fund and requires a fund to indemnify a shareholder against liability arising solely from the shareholder's ownership of shares in the fund. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that no trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires the fund to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the fund the full protection from liability that the law allows.


           The declaration provides that the appointment or designation of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment shall not impose any heightened standard of care or liability on such trustee.


Derivative Actions


           The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund's trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund's costs, including attorneys' fees.


           The declaration further provides that the fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in New York, New York, or if not permitted to be brought in federal court, then in state court in New
York, New York, and that shareholders have no right to jury trial for such actions.


                                                                  22141-00-0708